Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of América Móvil, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended December 31, 2004 of the Company (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2005	/s/ Daniel Hajj Aboumrad
	Name:	Daniel Hajj Aboumrad
	Title:	Chief Executive Officer

Dated: June 30, 2005	/s/ Carlos José García Moreno Elizondo
	Name:	Carlos José García Moreno Elizondo
	Title:	Chief Financial Officer